SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 27, 2000

                              NxGen Networks, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                        000-28427                 870621120
----------------------------      ---------------------      -------------------
(State or other Jurisdiction      (Commission File No.)       (I.R.S. Employer
     of incorporation)                                       Identification No.)



   17000 Lincoln Street, Suite 1920, Denver, Colorado               80203
   --------------------------------------------------             --------
        (Address of Principal Executive Offices)                 (Zip Code)




        Registrant's telephone number, including area code: 303-839-9150




                                 Not Applicable
                   --------------------------- ---------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     On November 27, 2000, the Board of Directors announced that it approved a 2-for-1 stock-split of the Registrant's common stock, par value $.001 per share, payable on December 13, 2000 for all of those stockholders of record as of December 7, 2000. The common stock will begin trading on a post-split basis beginning on December 8, 2000.

Further information regarding the stock-split is set forth in the Registrant's press release dated November 27, 2000, attached as Exhibit 99.1 and incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     Exhibit 99.1-- Press Release dated November 27, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2000



                                               Nxgen Networks, Inc.



                                               By:      /s/ Ralph Proceviat
                                                    ----------------------------
                                                    Ralph Proceviat
                                                    Chief Financial Officer